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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) June 1, 1999


                                TAB PRODUCTS CO.
             (Exact name of registrant as specified in its charter)

                             ---------------------


            Delaware                   001-07736               94-1190862
----------------------------    -----------------------    -------------------
(State or other jurisdiction    (Commission File Number)     (IRS Employer
      of incorporation)                                    Identification No.)

                               1400 PAGE MILL ROAD
                           PALO ALTO, CALIFORNIA 94304
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (415) 852-2400



                                 Not applicable.
            --------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

        Pursuant to the Agreement for Purchase and Sale of Assets (the "Agreement"), dated as of May 20, 1999, by and between TAB Products Co. (the "Company") and Bell & Howell Document Management Products Company, a wholly-owned subsidiary of Bell & Howell Company ("Bell & Howell"), the Company has sold its Field Services Group to Bell & Howell. The Company's Field Service Group consists of assets that includes existing service contracts and certain related tangible and intangible assets, and certain liabilities. The price of the Purchased Assets, as defined in the Agreement, consists of an initial cash payment from Bell & Howell to the Company of $11,200,000.00, the assumption of liabilities and obligations of the Company valued at an estimated $4,300,000 and up to an additional $3,500,000 payable to the Company subject to certain adjustments for changes in certain accounts attributable to the Field Service Group.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (a)    Financial information.

               Not Applicable.

        (b) Pro forma financial information giving effect to the sale of the Field Service Group. The pro forma statement of earnings reflects the effects of the transaction as if the transaction had occurred at the beginning of the nine month period ended February 28, 1999 and the pro forma balance sheet reflects the effects of the transaction as of February 28, 1999.

                                TAB PRODUCTS CO.
                 PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                                FEBRUARY 28, 1999
                                ($000's omitted)


                                                            TAB              PRO FORMA        PRO FORMA
                                                         HISTORICAL         ADJUSTMENTS        BALANCE
                                                       ---------------------------------------------------
ASSETS

CURRENT ASSETS:
Cash and cash equivalents                                $  5,710                              $  5,710
Short-term investments                                      2,977           $  4,575              7,552
Restricted cash                                                                6,625              6,625
Accounts receivable                                        28,320                                28,320
Due from Buyer                                                                 3,500              3,500
Inventories                                                 9,422             (3,780)             5,642
Prepaid income taxes and other expenses                     5,725               (175)             5,550
                                                        ---------------------------------------------------
                 TOTAL CURRENT ASSETS                      52,154             10,745             62,899

Property, plant and equipment, net                         19,464               (100)            19,364
Goodwill, net                                               3,175                                 3,175
Other assets                                                  958                (36)               922
                                                        ---------------------------------------------------
TOTAL ASSETS                                             $ 75,751           $ 10,609           $ 86,360
                                                        ---------------------------------------------------
                                                        ---------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
     Current portion of long-term debt                   $  3,438                              $  3,438
     Accounts payable                                       6,915                                 6,915
     Compensation payable                                   1,759                                 1,759
     Other accrued liabilities                             10,296             (4,468)             5,828
                                                        ---------------------------------------------------
                 TOTAL CURRENT LIABILITIES                 22,408             (4,468)            17,940
                                                        ---------------------------------------------------
Long-term debt                                              6,531                                 6,531
                                                        ---------------------------------------------------
Deferred taxes and other noncurrent liabilities             3,337              6,207              9,544
                                                        ---------------------------------------------------

STOCKHOLDERS' EQUITY:
     Common stock                                              76                                    76
     Additional paid-in capital                            15,244                                15,244
     Retained earnings                                     63,485              8,870              72,355
     Treasury stock                                       (32,320)                              (32,320)
     Accumulated other comprehensive income                (3,010)                               (3,010)
                                                        ---------------------------------------------------
                 TOTAL STOCKHOLDERS' EQUITY                43,475              8,870             52,345
                                                        ---------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY               $ 75,751           $ 10,609           $ 86,360
                                                        ---------------------------------------------------
                                                        ---------------------------------------------------


                                TAB PRODUCTS CO.
              PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF EARNINGS
                      NINE MONTHS ENDED FEBRUARY 28, 1999
                       ($000's omitted except share data)

                                                           TAB              PRO FORMA            PRO FORMA
                                                        HISTORICAL         ADJUSTMENTS            RESULTS
                                                    ---------------------------------------------------------
REVENUES                                             $   117,975           $    10,887           $   107,088
                                                    ---------------------------------------------------------
COSTS AND EXPENSES:
        Cost of revenues                                  72,788                 9,859                62,929
        Selling, general and administrative               43,145                                      43,145
        Research and development                             719                                         719
                                                    ---------------------------------------------------------
              TOTAL COSTS AND EXPENSES                   116,652                 9,859               106,793
                                                    ---------------------------------------------------------

              OPERATING INCOME                             1,323                 1,028                   295

Interest, net and other                                     (559)                                       (559)
                                                    ---------------------------------------------------------
              Earnings before income taxes                   764                 1,028                  (264)

Provision of income taxes                                    400                   538                  (138)
                                                    ---------------------------------------------------------
              NET EARNINGS                           $       364           $       490           $      (126)
                                                    ---------------------------------------------------------
                                                    ---------------------------------------------------------
Basic net earnings per share                         $      0.07                                 $     (0.03)
                                                    -------------                               -------------
                                                    -------------                               -------------
Shares used in computing basic
net earnings per share                                 5,111,000                                   5,111,000
                                                    -------------                               -------------
                                                    -------------                               -------------
Diluted net earnings per share                       $      0.07                                 $      0.07
                                                    -------------                               -------------
                                                    -------------                               -------------
Shares used in computing diluted
net earnings per share                                 5,158,000                                   5,158,000
                                                    -------------                               -------------
                                                    -------------                               -------------

                                TAB PRODUCTS CO.
             PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF EARNINGS
                             YEAR ENDED MAY 31, 1998
                       ($000's omitted except share data)

                                                              TAB                PRO FORMA             PRO FORMA
                                                            HISTORICAL          ADJUSTMENTS             RESULTS
                                                        ---------------------------------------------------------

REVENUES                                                 $   165,943           $    12,512           $   153,431
                                                        ---------------------------------------------------------
COSTS AND EXPENSES:
            Cost of revenues                                  98,913                10,739                88,174
            Selling, general and administrative               60,912                                      60,912
            Research and development                             889                                         889
                                                        ---------------------------------------------------------
                  TOTAL COSTS AND EXPENSES                   160,714                10,739               149,975
                                                        ---------------------------------------------------------
                  OPERATING INCOME                             5,229                 1,773                 3,456

Interest, net and other                                         (639)                                      (639)
                                                        ---------------------------------------------------------
                  Earnings before income taxes                 4,590                 1,773                 2,817

Provision of income taxes                                      2,155                   832                 1,323
                                                        ---------------------------------------------------------
                  NET EARNINGS                           $     2,435           $       941           $     1,494
                                                        ---------------------------------------------------------
                                                        ---------------------------------------------------------
Basic net earnings per share                             $      0.48                                 $      0.29
                                                        -------------                               -------------
                                                        -------------                               -------------
Shares used in computing basic
net earnings per share                                     5,102,000                                   5,102,000
                                                        -------------                               -------------
                                                        -------------                               -------------
Diluted net earnings per share                           $      0.46                                 $      0.28
                                                        -------------                               -------------
                                                        -------------                               -------------
Shares used in computing diluted
net earnings per share                                     5,286,000                                   5,286,000
                                                        -------------                               -------------
                                                        -------------                               -------------


                                TAB PRODUCTS CO.

INCOME STATEMENT PRO FORMA ADJUSTMENTS:

Revenues and Expenses for the Field Service Group for the nine month period ending February 28, 1999, are shown as the Pro forma Adjustments to the Consolidated Condensed Statement of Earnings for TAB Products Co. The TAB fiscal year is June 1 to May 31. All of the costs related to the Field Service Group have historically been reported as Cost of revenues in the TAB Consolidated Statement of Earnings. Taxes have been computed at the TAB consolidated estimated effective tax rate (52.4%) for fiscal year 1999.

BALANCE SHEET PRO FORMA ADJUSTMENTS:

Assets sold and liabilities assumed in the disposition of the Field Service Group do not include Accounts Receivable and Accounts Payable as of the sale closing. The presented Pro forma Consolidated Condensed Balance Sheet reflects the adjustments for the assets to be sold and liabilities to be assumed based on the terms of the Definitive Sale Agreement. In order for TAB to obtain consent for the sale from one of its lenders TAB chose to place a portion of the cash payment received from Bell & Howell in a restricted bank account and pledge the funds as collateral for the existing loan. In exchange for the pledge of collateral the lendor modified the covenants of the loan and approved the sale transaction. TAB now has the flexibility to use the funds to pay off the existing loan at any time or can negotiate new covenants for the existing loan acceptable to both TAB and the lendor in order to gain full access to the cash collateral. TAB will receive the interest income from the pledged account.

        (c)    Exhibits.

Exhibit No.     Description
-----------     -----------
        2.1     Agreement for Purchase and Sale of Assets, dated as of May 20,
                1999, by and between TAB Products Co., a Delaware corporation, and Bell & Howell Document Management Products Company, a
                Delaware corporation.

        99.1    Company press release dated May 21, 1999.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                TAB PRODUCTS CO.


Date:  June 15, 1999                           By:  /s/ David J. Davis
                                                     -----------------------
                                                     David J. Davis
                                                     Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------
        2.1     Agreement for Purchase and Sale of Assets, dated as of May 20,
                1999, by and between TAB Products Co., a Delaware corporation, and Bell & Howell Document Management Products Company, a
                Delaware corporation.

        99.1    Company press release dated May 21, 1999.